UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 8/31

Date of reporting period: 11/30/2015

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of November 30, 2015 (Unaudited)

Deutsche Limited Maturity Quality Income Fund

	Principal Amount ($)	Value ($)
Corporate Bonds 30.2%
Energy 7.6%
Schlumberger Norge AS, 144A, 1.95%, 9/14/2016	250,000	252,000
Statoil ASA, 144A, 7.375%, 5/1/2016	250,000	256,644
Total Capital SA, 2.3%, 3/15/2016	250,000	251,208
		759,852
Financials 22.6%
Bank of Nova Scotia, 1.375%, 7/15/2016	250,000	251,001
Commonwealth Bank of Australia, 144A, 0.845% *, 9/20/2016	250,000	250,536
GE Capital International Funding Co., REG S, 0.964%, 4/15/2016	250,000	250,303
HSBC Bank PLC, 144A, 3.1%, 5/24/2016	250,000	252,908
ING Bank NV, 144A, 0.664% *, 1/4/2016	250,000	249,957
National Australia Bank Ltd., 144A, 3.0%, 7/27/2016	250,000	253,420
Nordea Bank AB, 144A, 0.875%, 5/13/2016	250,000	249,995
The Goldman Sachs Group, Inc., 5.35%, 1/15/2016	250,000	251,369
Toyota Motor Credit Corp., 0.37% *, 9/23/2016	250,000	249,800
		2,259,289
Total Corporate Bonds (Cost $3,020,992)		3,019,141
Certificates of Deposit and Bank Notes 15.0%
Dexia Credit Local SA, 0.401%, 4/25/2016	250,000	249,976
National Bank of Canada, 0.406%, 5/13/2016	250,000	249,957
Royal Bank of Canada, 0.571%, 10/14/2016	250,000	250,000
Standard Chartered Bank, 0.557%, 10/13/2016	250,000	250,000
Svenska Handelsbanken AB, 0.584%, 7/1/2016	250,000	249,952
Wells Fargo Bank NA, 0.567%, 10/13/2016	250,000	250,000
Total Certificates of Deposit and Bank Notes (Cost $1,500,032)		1,499,885
Commercial Paper 52.0%
Issued at Discount ** 47.5%
Albion Capital LLC, 0.274%, 12/16/2015	250,000	249,972
Bank Nederlandse Gemeenten, 0.386%, 3/4/2016	250,000	249,752
Barton Capital Corp., 0.243%, 12/14/2015	250,000	249,978
Bennington Stark Capital Co., LLC, 0.406%, 2/1/2016	250,000	249,828
Caisse Centrale Desjardins, 0.289%, 1/13/2016	250,000	249,915
Collateralized Commercial Paper II Co., LLC, 0.488%, 4/6/2016	250,000	249,576
Consolidated Edison, Inc., 0.304%, 12/7/2015	250,000	249,987
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 0.325%, 2/19/2016	250,000	249,822
Credit Suisse AG, 0.549%, 4/12/2016	250,000	249,501
Duke Energy Corp., 0.477%, 1/12/2016	250,000	249,863
ENI Finance U.S.A., Inc., 0.487%, 12/9/2015	350,000	349,963
Henkel of America, Inc., 0.427%, 3/4/2016	250,000	249,726
LMA Americas LLC, 0.1%, 3/1/2016	250,000	249,697
Macquarie Bank Ltd., 0.355%, 2/1/2016	250,000	249,849
Manhattan Asset Funding Co., LLC, 0.304%, 1/21/2016	250,000	249,894
Natixis, 0.406%, 2/10/2016	250,000	249,803
Sinopec Century Bright Capital Investment Ltd., 0.456%, 12/10/2015	400,000	399,955
UnitedHealth Group, Inc., 0.284%, 12/3/2015	250,000	249,996
		4,747,077
Issued at Par 4.5%
Bedford Row Funding Corp., 0.439% *, 7/18/2016	200,000	200,000
Erste Abwicklungsanstalt, 0.373% *, 4/19/2016	250,000	249,998
		449,998
Total Commercial Paper (Cost $5,197,075)		5,197,075
	Shares	Value ($)
Cash Equivalents 2.6%
Central Cash Management Fund, 0.14% (a) (Cost $265,797)	265,797	265,797
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $9,983,896) †	99.8	9,981,898
Other Assets and Liabilities, Net	0.2	19,651
Net Assets	100.0	10,001,549

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2015.
**	Annualized yield at time of purchase; not a coupon rate.
†	The cost for federal income tax purposes was $9,983,896. At November 30, 2015, net unrealized depreciation for all securities based on tax cost was $1,998. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $0 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,998.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$3,019,141	$—	$3,019,141
Certificates of Deposit and Bank Notes	—	1,499,885	—	1,499,885
Commercial Paper	—	5,197,075	—	5,197,075
Short-Term Investments	265,797	—	—	265,797
Total	$265,797	$9,716,101	$—	$9,981,898

There have been no transfers between fair value measurement levels during the period ended November 30, 2015.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Limited Maturity Quality Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 22, 2016